EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Fred M. Powell, Chief Financial Officer of BMP SUNSTONE Corporation (the “Company”), hereby certify that, based on my knowledge:

(1)	The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as am ended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ FRED M. POWELL
Fred M. Powell Chief Financial Officer May 10, 2010